Exhibit 10.5

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on December 13, 2022, by and among Lifezone Metals Limited, an Isle of Man company (the “Issuer”), GoGreen Investments Corporation, a Cayman Islands exempted company (“GOGN”), and the undersigned (“Subscriber”).

WHEREAS, the Issuer, GOGN, Lifezone Holdings Limited, an Isle of Man company (the “Company”), Aqua Merger Sub, a Cayman Islands exempted company and wholly owned subsidiary of the Issuer (“Merger Sub”), and the other parties named therein, will, concurrently with the execution of this Subscription Agreement, enter into that certain Business Combination Agreement, dated as of the date hereof (as amended, supplemented, waived or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”);

WHEREAS, the parties to the Business Combination Agreement desire and intend to effect a business combination transaction whereby (a) GOGN will merge with and into Merger Sub (the “Merger”), as a result of which (i) the separate corporate existence of GOGN shall cease and Merger Sub shall continue as the surviving entity and a wholly owned direct subsidiary of the Issuer and (ii) each issued and outstanding GOGN ordinary share immediately prior to the effective time of the Merger shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holder thereof to receive the Per Share Merger Consideration (as defined in the Business Combination Agreement), and (b) on the day immediately after the effective time of the Merger, Company shareholders will transfer all of the outstanding Company ordinary shares to the Issuer, the consideration for which will be (i) the issuance of new Issuer Shares (as defined herein) by the Issuer and (ii) the issuance of certain other Issuer Shares, in each case on the terms and subject to the conditions set forth in the Business Combination Agreement pursuant to and as described in the Business Combination Agreement, the result of which being the Issuer will acquire all of the issued and outstanding ordinary shares of the Company, with the Company becoming a wholly owned subsidiary of the Issuer (the “Business Combination”), in each case on the terms and subject to the conditions set forth in the Business Combination Agreement (the Merger and the Business Combination, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”);

WHEREAS, as a result of and following the Transactions, (a) the Issuer will be a public company whose ordinary shares and warrants are anticipated to be listed on the New York Stock Exchange and (b) (i) GOGN’s ordinary shares and warrants will be converted into ordinary shares of the Issuer, par value $0.0001 per share (the “Issuer Shares”), and warrants, respectively, (ii) the GOGN units, ordinary shares and warrants will be delisted from the New York Stock Exchange and (iii) GOGN will be deregistered under the Exchange Act (as defined herein);

WHEREAS, in connection with the Transactions, Subscriber desires to subscribe for and purchase from the Issuer that number of Issuer Shares set forth on Subscriber’s signature page hereto (the “Shares”) for a purchase price of $10.00 per share (the “Per Share Purchase Price”), for the aggregate purchase price set forth on Subscriber’s signature page hereto (the “Purchase Price”), and the Issuer desires to, at the Closing Date (as defined below), issue and sell to Subscriber the Shares in consideration of the payment of the Purchase Price therefor by or on behalf of Subscriber to the Issuer, all on the terms and conditions set forth herein; and

WHEREAS, in connection with the Transactions, certain “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or institutional “accredited investors” (within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”)) satisfying the applicable requirements set forth on Schedule I or certain other “accredited investors” within the meaning of Rule 501(a)(4)-(6) and (8) of Regulation D (each, an “Other Subscriber”) have, severally and not jointly, entered into separate subscription agreements with the Issuer on the date hereof (the “Other Subscription Agreements”), pursuant to which such Other Subscribers have agreed to purchase Issuer Shares on the Closing Date (as defined below) at the same Per Share Purchase Price as Subscriber, and the aggregate amount of securities to be sold by the Issuer pursuant to this Subscription Agreement and the Other Subscription Agreements equals, as of the date hereof, of at least 5,000,000 Issuer Shares.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription. Subject to the terms and conditions hereof, at the Closing (as defined below), Subscriber hereby agrees to subscribe for and purchase, and the Issuer hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Shares (such subscription and issuance, the “Subscription”).

2. Representations, Warranties, and Agreements.

2.1 Subscriber’s Representations, Warranties, and Agreements. To induce the Issuer to issue the Shares to Subscriber at the Closing, Subscriber hereby represents and warrants to the Issuer and GOGN and acknowledges and agrees with the Issuer and GOGN as follows:

2.1.1 Subscriber has the authority to enter into, deliver and perform its obligations under this Subscription Agreement.

2.1.2 The Subscriber’s signature on this Subscription Agreement is genuine, and Subscriber has legal competence and capacity to execute the same. Assuming that this Subscription Agreement constitutes the valid and binding agreement of the Issuer and GOGN, this Subscription Agreement is the valid and binding obligation of Subscriber and is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws relating to or affecting the rights of creditors generally and (ii) general principles of equity, whether considered at law or equity (including concepts of materiality, reasonableness, good faith, and fair dealing with respect to those jurisdictions that recognize such concepts).

2.1.3 The execution and delivery of this Subscription Agreement and the performance by Subscriber of its obligations under this Subscription Agreement, including the purchase of the Shares and the consummation of the other transactions contemplated herein (i) are fully consistent with Subscriber’s financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to Subscriber and (iii) are a fit, proper and suitable investment for Subscriber, notwithstanding the substantial risks inherent in investing in or holding the Shares.

2.1.4 The execution and delivery of this Subscription Agreement and the performance by Subscriber of its obligations under this Subscription Agreement, including the purchase of the Shares and the consummation of the other transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any of the property or assets of Subscriber, pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license, or other agreement or instrument to which Subscriber is a party, or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject, which would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of, or prevents, impairs, delays or impedes the legal authority of, Subscriber to enter into and timely perform in any material respect its obligations under this Subscription Agreement (a “Subscriber Material Adverse Effect”) or (ii) result in any violation of any law, statute or any judgment, order, rule, regulation or other legally enforceable requirement of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its properties that would reasonably be expected to have a Subscriber Material Adverse Effect.

2.1.5 Subscriber is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Subscription Agreement.

2.1.6 Subscriber is (i) an “accredited investor” (within the meaning of Rule 501(a) of Regulation D under the Securities Act) satisfying the applicable requirements set forth on Schedule I attached hereto, (ii) if resident in a member state of the European Economic Area, is a “qualified investor” within the meaning of Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 on the prospectus to be published when securities are offered to the public or admitted to trading on a regulated market (the “EU Prospectus Regulation”), (iii) if resident in the United Kingdom, is a “qualified investor” within the meaning of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “UK Prospectus Regulation”), (iv) acquiring the Shares only for its own account and not for the account of others, and (v) not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or any other securities laws of the United States or any other jurisdiction (and shall provide the requested information on Schedule I attached hereto, where such information provided shall be accurate and complete in all material respects).

2.1.7 Subscriber is a sophisticated investor, experienced in investing in securities transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and has exercised independent judgment in evaluating its participation in the purchase of the Shares.

2.1.8 Subscriber understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act, or any “offer of securities to the public” within the meaning of the EU Prospectus Regulation or the UK Prospectus Regulation, and that the Shares have not been registered under the Securities Act or any other securities laws of the United States or any other jurisdiction. Subscriber understands that the Shares may not be resold, transferred, pledged, or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S under the Securities Act, or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book entries representing the Shares (if any) shall contain a legend to such effect. Subscriber acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act and will not be immediately eligible for resale pursuant to Rule 144 promulgated under the Securities Act. Subscriber understands and agrees that the Shares will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge, or transfer of any of the Shares. By making the representations herein, Subscriber does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to assign, transfer or otherwise dispose of any of Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

2.1.9 Subscriber understands and agrees that Subscriber is purchasing the Shares directly from the Issuer. Subscriber further acknowledges that there have been no representations, warranties, covenants, or agreements made to Subscriber by the Issuer, GOGN, the Company or any of their respective affiliates or control persons, officers, directors, employees, agents, partners or representatives of any of the foregoing or any other person or entity (such persons, the “Non-Party Affiliates”), expressly or by implication, other than those representations, warranties, covenants, and agreements of GOGN and the Issuer expressly set forth in this Subscription Agreement, and Subscriber is not relying on any representations, warranties or covenants other than those made by GOGN and the Issuer expressly set forth in this Subscription Agreement.

2.1.10 Subscriber represents and warrants that it (i) is purchasing the Shares for investment, (ii) has no current plan or intention to dispose of or otherwise transfer the Shares and (iii) is under no binding agreement to dispose of or otherwise transfer the Shares.

2.1.11 Subscriber represents and warrants that its acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable Similar Law (as defined below).

2.1.12 In making its decision to subscribe for and purchase the Shares, Subscriber represents that it has relied solely upon independent investigation made by Subscriber and each of the Issuer’s and GOGN’s representations, warranties and agreements in Section 2.2 and Section 2.3 hereof, respectively. Without limiting the generality of the foregoing, Subscriber has not relied on and disclaims reliance on any statements or other information provided by any Non-Party Affiliate concerning the Issuer, GOGN, the Company or the Shares, the offer and sale of the Shares, the Transactions or the other transactions contemplated by this Subscription Agreement. Subscriber acknowledges and agrees that Subscriber has received access to and has had an adequate opportunity to review and understand such financial and other information as Subscriber deems necessary in order to make an investment decision with respect to the Shares, including with respect to the Issuer, GOGN, the Company, the offer and sale of the Shares, the Transactions or the other transactions contemplated by the Subscription Agreement and has made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to Subscriber’s investment in the Shares. Without limiting the generality of the foregoing, Subscriber acknowledges that it has had an opportunity to review the documents made available to Subscriber by GOGN and the Company, including the Investor Presentation dated December 2022 (the “Disclosure Package”), provided by GOGN and the Company and any such documents available on the Securities and Exchange Commission’s (the “Commission”) EDGAR system. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers, and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares and conducted and completed their own independent diligence concerning the Issuer, GOGN, the Company, the Shares, the offer and sale of the Shares, the Transactions and the other transactions contemplated by this Subscription Agreement. Based upon such information as Subscriber has deemed appropriate, Subscriber has independently made its own analysis and decision to subscribe for and purchase the Shares and enter into the transactions contemplated herein. Except for the representations, warranties and agreements of the Issuer and GOGN expressly set forth in this Subscription Agreement, Subscriber is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the Issuer, GOGN, the Company or the Shares, the offer and sale of the Shares, the Transactions or the other transactions contemplated by this Subscription Agreement.

2.1.13 Subscriber became aware of this offering of the Shares solely by means of direct contact between Subscriber, on the one hand, and the Issuer, GOGN or their respective representatives, on the other hand. The Shares were offered to Subscriber solely by such direct contact. Subscriber did not become aware of this offering of the Shares, nor were the Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Shares (i) were not offered to it by any form of general solicitation or general advertising, including methods described in Section 502(c) of Regulation D under the Securities Act, and (ii) are not being offered to it in a manner involving a public offering under, or, to its knowledge, in a distribution in violation of, the Securities Act or any other applicable securities laws.

2.1.14 Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in the GOGN SEC Documents (as defined below). Subscriber is a sophisticated investor, is able to fend for itself in the transactions contemplated herein, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares. Subscriber acknowledges that Subscriber shall be responsible for any of Subscriber’s tax liabilities that may arise as a result of the transactions contemplated by this Subscription Agreement, and that none of the Company, the Issuer, GOGN or any of their respective agents or affiliates, have provided any tax advice or any other representation or guarantee, whether written or oral, regarding the tax consequences of the transactions contemplated by this Subscription Agreement.

2.1.15 Subscriber represents and acknowledges that Subscriber, alone, or together with its professional advisor(s), if any, has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists.

2.1.16 Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of an investment in the Shares.

2.1.17 The Subscriber is not (i) a person or entity named on any sanctions list maintained by (A) the U.S. Department of the Treasury’s Office of Foreign Assets Control, including, but not limited to, the List of Specially Designated Nationals and Blocked Persons, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, (B) the European Union, (C) the United Nations Security Council, (D) the government of the United Kingdom, including HM Treasury, or (E) any individual European Union member state (clauses (A)-(E), collectively, “Sanctions Bodies” and the sanctions lists maintained by the Sanctions Bodies, the “Sanctions Lists”), (ii) 50% or more owned or controlled by, or acting on behalf of, a person, that is named on a list maintained by any Sanctions Body, (iii) organized, incorporated, established, located, resident in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic or any other country or territory embargoed or subject to substantial trade restrictions by any Sanctions Body, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank.

2.1.18 If Subscriber is acting on behalf of (i) an employee benefit plan that is subject to Title I of ERISA, (ii) a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code, (iii) an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) and (ii) (each, an “ERISA Plan”), or (iv) an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) or (iii) but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws,” and together with the ERISA Plans, the “Plans”), then Subscriber represents and warrants that none of the Issuer, the Company, GOGN or any of their respective affiliates (the “Transaction Parties”) has provided investment advice or has otherwise acted as the Plan’s fiduciary with respect to its decision to acquire and hold the Shares, and none of the Transaction Parties is or shall at any time be the Plan’s fiduciary with respect to any decision to acquire and hold the Shares, and none of the Transaction Parties is or shall at any time be the Plan’s fiduciary with respect to any decision in connection with Subscriber’s investment in the Shares.

2.1.19 Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision), including any group acting for the purpose of acquiring, holding, or disposing of equity securities of the Issuer (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

2.1.20 Subscriber hereby acknowledges and agrees that it will not, nor will any person acting at Subscriber’s direction or pursuant to any understanding with Subscriber, directly or indirectly offer, sell, pledge, contract to sell, sell any option, engage in hedging activities or execute any “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act, including all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage or other similar financing arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers, of the Issuer Shares or the Shares until the consummation of the Transactions (or such earlier termination of this Subscription Agreement in accordance with its terms).

2.1.21 To Subscriber’s knowledge, no foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Issuer as a result of the purchase by Subscriber and sale of Shares hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Issuer from and after the Closing as a result of the purchase and sale of Shares hereunder.

2.1.22 Subscriber has, and on each date the Purchase Price would be required to be funded to the Issuer pursuant to Section 1 will have, sufficient immediately available funds to pay the Purchase Price pursuant to Section 1. Subscriber is an individual having total liquid assets and net assets in excess of the Purchase Price as of the date hereof and as of each date the Purchase Price would be required to be funded to the Issuer pursuant to Section 1.

2.1.23 No broker, finder, or other financial consultant has acted on behalf of or at the direction of Subscriber in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on the Issuer, GOGN, the Company or any of their respective subsidiaries.

2.1.24 Subscriber acknowledges that certain information provided by the Issuer, the Company and GOGN was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in such projections. Subscriber further acknowledges that the information provided to Subscriber was preliminary and subject to change, including in the registration statement and the proxy statement/prospectus that GOGN and the Issuer intend to file with the Commission (which will include substantial additional information about the Company and the Transactions and will update and supersede the information previously provided to Subscriber).

2.1.25 Subscriber acknowledges that (i) the Issuer, the Company and GOGN currently have, and later may come into possession of, information regarding the Issuer, the Company and GOGN that is not known to Subscriber and that may be material to enter into this Subscription Agreement (“Excluded Information”), and (ii) Subscriber has determined to enter into this Subscription Agreement to purchase the Shares notwithstanding Subscriber’s lack of knowledge of the Excluded Information.

2.1.26 Subscriber acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Issuer and GOGN.

2.1.27 Subscriber agrees that none of (i) the Other Subscribers pursuant to the Other Subscription Agreements entered into in connection with the offer and sale of Issuer Shares (including the controlling persons, members, officers, directors, partners, agents or employees of any such Other Subscribers, if applicable), (ii) the Non-Party Affiliates, or (iii) any party to the Business Combination Agreement (other than the Issuer and GOGN), including any such party’s representatives, affiliates or any of its or their control persons, officers, directors or employees, shall be liable to Subscriber pursuant to this Subscription Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares.

2.1.28 If Subscriber is located in the United Kingdom or a member state of the European Economic Area, it represents and warrants that it is a qualified investor (within the meaning of Article 2 of Regulation (EU) 2017/1129 (as amended, the “Prospectus Regulation”)) and Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “EUWA”) (the “UK Prospectus Regulation”).

2.1.29 If Subscriber is located in Australia, Subscriber represents and warrants that it is a person who falls within an exempt offer category in section 708 of the Australian Corporations Act 2001 (Cth) (including “sophisticated investors” or “professional investors” within the meaning of section 708(8) and 708(11) respectively of the Australian Corporations Act 2001 (Cth)).

2.1.30 If Subscriber is located in the United Kingdom, Subscriber represents and warrants that it is either (i) a person who is an investment professional falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended; or (ii) a person to whom the Issuer Shares may otherwise be lawfully communicated.

2.2 Issuer’s Representations, Warranties, and Agreements. To induce Subscriber to purchase the Shares at the Closing, the Issuer hereby represents and warrants to Subscriber and agrees with Subscriber as follows:

2.2.1 The Issuer is a newly-formed entity which is duly incorporated, validly existing and in good standing (or such equivalent concept to the extent it exists under the laws of Isle of Man) under the laws of the Isle of Man, with corporate power and authority to own, lease, and operate its properties and conduct its business as presently conducted in all material respects and to enter into, deliver, and perform its obligations under this Subscription Agreement in all material respects.

2.2.2 The Shares have been duly authorized and, when issued and delivered to Subscriber against full payment for the Shares in accordance with the terms of this Subscription Agreement and registered on the Issuer’s register of members, the Shares will be validly issued, fully paid, and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s articles of association or under the Isle of Man Companies Act 2006, as amended, under any agreement or instrument to which the Issuer is a party or by which the Issuer is bound, or otherwise.

2.2.3 This Subscription Agreement (including the transactions contemplated herein) has been duly authorized and validly executed and delivered by the Issuer and, assuming that this Subscription Agreement constitutes the valid and binding obligation of Subscriber and GOGN, is the valid and binding obligation of the Issuer and is enforceable against the Issuer in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws relating to or affecting the rights of creditors generally and (ii) general principles of equity, whether considered at law or equity (including concepts of materiality, reasonableness, good faith, and fair dealing with respect to those jurisdictions that recognize such concepts).

2.2.4 Assuming the accuracy of Subscriber’s and GOGN’s representations and warranties in Sections 2.1 and 2.3 of this Subscription Agreement, respectively, the execution and delivery of this Subscription Agreement by the Issuer and the performance by the Issuer of its obligations under this Subscription Agreement (including compliance by the Issuer with all of the provisions hereof), issuance and sale of the Shares, and the consummation of the other transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any of the property or assets of the Issuer, pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license, or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, which would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the assets, business, results of operation or financial operations of the Issuer and its subsidiaries (after giving effect to the Transactions), taken as a whole, or prevents, impairs, delays or impedes the legal authority of the Issuer to enter into and timely perform in any material respect its obligations under this Subscription Agreement (collectively, an “Issuer Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of the Issuer, or (iii) result in any violation of any law, statute or any judgment, order, rule, regulation or other legally enforceable requirement of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its subsidiaries or properties that would reasonably be expected to have an Issuer Material Adverse Effect.

2.2.5 Except as set forth in the Business Combination Agreement and the other agreements and arrangements referred to therein, as of the date hereof there are no securities or instruments issued by or to which the Issuer is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Shares, (ii) the Issuer Shares to be issued pursuant to any Other Subscription Agreement or (iii) the Issuer Shares to be issued pursuant to the Transactions, in each case, that have not been or will not be validly waived on or prior to the Closing Date.

2.2.6 Assuming the accuracy of Subscriber’s and GOGN’s representations and warranties in Section 2.1 and 2.3 of this Subscription Agreement, respectively, the Issuer is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of the Issuer, (ii) any loan or credit agreement, guarantee, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which, as of the date of this Subscription Agreement, the Issuer is a party or by which the Issuer’s properties or assets are bound or (iii) any statute or any judgment, laws, order, rule or regulation of any court or governmental agency, taxing authority or regulatory body, domestic or foreign, having jurisdiction over the Issuer or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect. The Issuer is in compliance with all applicable laws, except where such non-compliance would not have an Issuer Material Adverse Effect. The Issuer has not received any written or, to its knowledge, other communication from a governmental entity that alleges that the Issuer is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect.

2.2.7 As of the date of this Subscription Agreement, the issued share capital of the Issuer consists of one ordinary share of a par value of $0.0001, and such share is duly authorized and validly issued, and is not subject to preemptive rights or encumbrances. As of the date of this Subscription Agreement, and immediately prior to Closing, except as set forth in the immediately preceding sentence and pursuant to the Other Subscription Agreements, the Business Combination Agreement and the transactions contemplated thereby, there are no outstanding (1) shares, equity interests or voting securities of the Issuer, (2) securities of the Issuer convertible into or exchangeable for shares or other equity interests or voting securities of the Issuer, or (3) options, warrants or other rights (including preemptive rights) or agreements, arrangements or commitments of any character, whether or not contingent, of the Issuer to acquire from any individual, entity or other person, and no obligation of the Issuer to issue, any shares or other equity interests or voting securities of the Issuer (collectively, the “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. There are no shareholder agreements, voting trusts or other agreements to which the Issuer is a party or by which it is bound relating to the voting of any securities of the Issuer, other than as contemplated by this Subscription Agreement, the Business Combination Agreement and the transactions contemplated thereby.

2.2.8 Assuming the accuracy of Subscriber’s and GOGN’s representations and warranties in Sections 2.1 and 2.3 of this Subscription Agreement, respectively, the Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Issuer of this Subscription Agreement (including, without limitation, the issuance of the Shares), other than (i) filings with the Commission of the Registration Statement (as defined below), (ii) filings required by applicable securities laws, (iii) filings required by the New York Stock Exchange (the “NYSE”), and (iv) where the failure of which to obtain would not be reasonably expected to have, individually or in the aggregate, an Issuer Material Adverse Effect.

2.2.9 Assuming the accuracy of Subscriber’s and GOGN’s representations and warranties in Sections 2.1 and 2.3 of this Subscription Agreement, respectively, no registration under the Securities Act is required for the offer and sale of the Shares by the Issuer to Subscriber in the manner contemplated by this Subscription Agreement.

2.2.10 Except for such matters as have not had or would not be reasonably expected to have, individually or in the aggregate, an Issuer Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending against the Issuer or the Company, or, to the knowledge of the Issuer, threatened against the Issuer or the Company, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Issuer or, to the knowledge of the Issuer, the Company.

2.2.11 The Issuer is not, and immediately after receipt of payment for the Shares will not be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

2.2.12 No broker, finder, or other financial consultant has acted on behalf of or at the direction of the Issuer in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on Subscriber.

2.2.13 Neither the Issuer nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Shares (or any portion thereof).

2.2.14 In the last five (5) years, none of the Issuer, the Company or, to the Issuer’s knowledge, any of their respective representatives, has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made or offered to make any unlawful payment or provided or offered to provide anything of value to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns in violation of applicable laws or otherwise violated any provision of the U.S. Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, the Isle of Man Bribery Act 2013 or any other local or foreign anti-corruption or bribery law, or (iii) made any other unlawful payment. In the last five (5) years, none of the Issuer, the Company or, to the Issuer’s knowledge, any of their respective representatives has directly or knowingly indirectly, given or agreed to give any unlawful gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder any of the Issuer or the Company or assist any of the Issuer or the Company in connection with any actual or proposed transaction. None of the Issuer, the Company or any of their respective representatives will use any proceeds from the sale of the Shares for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity. In the last five (5) years, the operations of each of the Issuer and the Company are and have been conducted at all times in compliance in all material respects with money laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any federal, state, local, foreign or other governmental, quasi-governmental, regulatory or administrative body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body (“Governmental Authority”) that have jurisdiction over the Issuer or the Company. Neither the Issuer nor, to the Issuer’s knowledge, the Company nor any of their respective directors or officers, or any other representative acting on behalf of each of them, is currently (i) identified on any Sanctions Lists, (ii) organized, resident, or located in, or a national of any of the comprehensively sanctioned countries (currently, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic) (each, a “Sanctioned Country”), or (iii) in the aggregate, fifty (50) percent or greater owned, directly or indirectly, or otherwise controlled, by a person identified in (i) or (ii); and neither the Issuer nor, to the Issuer’s knowledge, the Company, has directly or, knowingly, indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any subsidiary, joint venture partner or other person, in connection with any sales or operations in any Sanctioned Country or for the purpose of financing the activities of any person currently subject to, or otherwise in violation of, any sanctions administered by OFAC or the U.S. Department of State or other applicable Governmental Authority in the last five (5) years. In the last five (5) years, none of the Issuer, or, to the Issuer’s knowledge, its directors, officers or any other representative acting on behalf of the Issuer, or, to the Issuer’s knowledge, the Company or any of its directors, officers or any other representative acting on behalf of the Company, has engaged in any conduct, activity, or practice that would constitute a violation of any applicable sanctions laws administered by OFAC, the U.S. Department of State, or other applicable Governmental Authority. No Action (as defined in the Business Combination Agreement) involving the Issuer, or, to the Issuer’s knowledge, the Company or any of their respective officers, directors or shareholders with respect to the any of the foregoing is pending or, to the Issuer’s knowledge, threatened. No officer, director or shareholder of the Issuer or, to the Issuer’s knowledge, the Company, is a Public Official. For purposes of this Agreement, “Public Official” means any official or employee of a government or government-owned or controlled entity, or any person acting in an official capacity for or on behalf of any of the foregoing, or an official, agent, officer, employee or representative or any person acting in an official capacity on behalf of a national, supranational, regional or local authority, an agency, department or instrumentality of a government, a judicial body, a public international organization, a political party, or an entity or enterprise with any level of government or state ownership or control, or any political party or party official or candidate for political office and any member of any royal or ruling family.

2.2.15 The Issuer has not sought protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation, administration or winding up or failed to pay its debts when due, nor does the Issuer have any knowledge or reason to believe that any of its creditors intend to initiate involuntary bankruptcy proceedings or seek to commence an administration.

2.2.16 The Issuer acknowledges that there have been no, and in issuing the Shares the Issuer is not relying on any, representations, warranties, covenants and agreements made to the Issuer by Subscriber, any of its officers, directors or representatives or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements expressly stated in this Subscription Agreement.

2.2.17 Upon consummation of the Transactions, the Issuer Shares will be registered pursuant to Section 12(b) of the Exchange Act and will be listed for trading on the NYSE, and the Shares will be approved for listing on the NYSE, subject to official notice of issuance. Immediately following the Closing, the Issuer will comply with the continued listing standards of the NYSE. There is no suit, action, proceeding, or investigation pending or, to the knowledge of Issuer, threatened against Issuer by NYSE or the Commission to prohibit or prejudice the listing of the Issuer Shares on NYSE or the registration of the Issuer Shares under the Exchange Act.

2.2.18 A copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document, if any, filed by the Issuer on or prior to the Closing Date (the “Issuer SEC Documents”) is available to the Subscriber via the Commission’s EDGAR system. The Registration Statement (as defined in the Business Combination Agreement), when declared effective by the Commission, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The description of the Company to be included in the Proxy Statement (as defined in the Business Combination Agreement) shall not be materially inconsistent with the information included in the Disclosure Package.

2.2.19 As on the date of this Subscription Agreement, the Issuer has not entered into any subscription agreement, side letter or similar agreement or understanding with any Other Subscriber or any other investor relating to such Other Subscriber’s or other investor’s direct or indirect investment in the Issuer, other than the Business Combination Agreement, the Other Subscription Agreements or any side letter or similar agreement or understanding unrelated to such Shares or whose economic terms and conditions are not materially more advantageous to such Other Subscriber than Subscriber hereunder (other than terms particular to cases where the Other Subscriber is an institution or terms particular to the legal or regulatory requirements of such Other Subscriber or its affiliates or related persons). The Other Subscription Agreements reflect the same Per Share Purchase Price and other economic terms and conditions with respect to the purchase of Issuer Shares that are not materially more advantageous to such subscriber thereunder than the terms of this Subscription Agreement, other than (i) terms particular to the regulatory requirements of such subscriber or its affiliates or related funds that are mutual funds or are otherwise subject to regulations related to the timing of funding and the issuance of the related Issuer Shares, (ii) the alternative settlement mechanics available to investment companies registered under the Investment Company Act or investors advised by an investment adviser subject to regulation under the Investment Advisers Act as contemplated by Section 3.1.2 hereof and (iii) terms particular to the nature of the relevant Other Subscriber as an institution.

2.2.20 Upon the consummation of the Business Combination, the Issuer will own, directly or indirectly, 100% of the Company, and will have all corporate power and authority to operate the Company.

2.3 GOGN’s Representations, Warranties, and Agreements. To induce Subscriber to purchase the Shares at the Closing, GOGN hereby represents and warrants to Subscriber and Issuer and agrees with Subscriber and Issuer as follows:

2.3.1 GOGN is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted in all material respects and to enter into, deliver and perform its obligations under this Subscription Agreement in all material respects.

2.3.2 This Subscription Agreement (including the transactions contemplated herein) has been duly authorized, executed and delivered by GOGN and, assuming that this Subscription Agreement constitutes the valid and binding obligation of Subscriber and the Issuer, is the valid and binding obligation of GOGN and is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) general principles of equity, whether considered at law or equity (including concepts of materiality, reasonableness, good faith, and fair dealing with respect to those jurisdictions that recognize such concepts).

2.3.3 The execution, delivery, and performance of this Subscription Agreement (including compliance by GOGN with all of the provisions hereof), issuance and sale of the Shares, and the consummation of the certain other transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any of the property or assets of GOGN pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license, or other agreement or instrument to which GOGN is a party or by which GOGN is bound or to which any of the property or assets of GOGN is subject, which would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the assets, business, results of operation or financial operations of GOGN, or prevents, impairs, delays or impedes the legal authority of GOGN to enter into and timely perform in any material respect its obligations under this Subscription Agreement (collectively, a “GOGN Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of GOGN, or (iii) result in any violation of any law, statute or any judgment, order, rule, regulation or other legally enforceable requirement of any court or governmental agency or body, domestic or foreign, having jurisdiction over GOGN or any of its properties that would reasonably be expected to have, individually or in the aggregate, a GOGN Material Adverse Effect.

2.3.4 The authorized share capital of GOGN as of the date of this Subscription Agreement and as of immediately prior to the Closing is $55,500 divided into (i) 500,000,000 Class A ordinary shares, par value $0.0001 per share (“Class A Shares”); (ii) 50,000,000 Class B ordinary shares, par value $0.0001 per share (“Class B Shares”); and (iii) 5,000,000 preference shares, par value $0.0001 per share (“Preference Shares”). As of the date hereof: (i) no Preference Shares are issued and outstanding; (ii) 28,935,000 Class A Shares are issued and outstanding; (iii) 6,900,000 Class B Shares are issued and outstanding; and (iv) 14,467,500 warrants, each exercisable to purchase one existing Class A Share at $11.50 per share (the “Warrants”) are outstanding. As of the date of this Subscription Agreement, and immediately prior to Closing, except as set forth in the immediately preceding sentence, there are no outstanding (1) shares or other equity interests or voting securities of GOGN (collectively, the “GOGN Equity Interests”), (2) securities of GOGN convertible into or exchangeable for GOGN Equity Interests, or (3) options, warrants or other rights (including preemptive rights) or agreements, arrangements or commitments of any character, whether or not contingent, of GOGN to acquire from any individual, entity or other person, and no obligation of GOGN to issue, any GOGN Equity Interests or securities convertible into or exchangeable or exercisable for GOGN Equity Interests. As of the date of this Subscription Agreement, GOGN has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements to which GOGN a party or by which it is bound relating to the voting of any securities of GOGN, other than (A) as set forth in the GOGN SEC Documents (as defined below) and (B) as contemplated by the Business Combination Agreement or the transactions contemplated herein. There are no securities or instruments issued by or to which GOGN is party containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares or the issuance of the Issuer Shares under any Other Subscription Agreement, in each case, that have not been or will not be validly waived on or prior to the Closing Date.

2.3.5 GOGN has made available to Subscriber (including via the Commission’s EDGAR system) a true, correct, and complete copy of each form, report, statement, schedule, prospectus, proxy, registration statement, and other documents filed by GOGN with the Commission on or prior to the date of this Subscription Agreement (the “GOGN SEC Documents”). GOGN has timely filed each GOGN SEC Document that GOGN was required to file with the Commission since its inception and through the date hereof. None of the GOGN SEC Documents contained, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of GOGN included in the GOGN SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing and fairly present in all material respects the financial condition of GOGN as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. There are no outstanding or unresolved comments in comment letters from the Commission staff with respect to any of the GOGN SEC Documents.

2.3.6 GOGN is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of GOGN, (ii) any loan or credit agreement, guarantee, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which, as of the date of this Subscription Agreement, GOGN is a party or by which GOGN’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency, taxing authority or regulatory body, domestic or foreign, having jurisdiction over GOGN or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a GOGN Material Adverse Effect.

2.3.7 Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 2.1 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Issuer to Subscriber. Neither GOGN nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Shares (or any portion thereof).

2.3.8 Except for such matters that have not had or would not be reasonably expected to have, individually or in the aggregate, a GOGN Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending against GOGN or the Company, or, to the knowledge of GOGN, threatened against GOGN or the Company, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against GOGN or, to the knowledge of GOGN, the Company.

2.3.9 GOGN is in compliance with all applicable laws, except where such non-compliance would not have a GOGN Material Adverse Effect. Neither GOGN, nor to its knowledge, the Company, has received any written communication from a governmental authority that alleges that GOGN or the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not be reasonably expected to have, individually or in the aggregate, a GOGN Material Adverse Effect.

2.3.10 GOGN is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or self-regulatory organization in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Shares), other than (i) filings with the Commission, (ii) filings required by applicable securities laws, (iii) any filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or similar antitrust laws, (iv) filings required by the NYSE, and (v) those required to consummate the Transactions as provided under the Business Combination Agreement.

2.3.11 GOGN has not sought protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation, administration or winding up or failed to pay its debts when due, nor does GOGN have any knowledge or reason to believe that any of its respective creditors intend to initiate involuntary bankruptcy proceedings or seek to commence an administration.

2.3.12 No broker, finder, or other financial consultant has acted on behalf of or at the direction of GOGN in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on Subscriber.

2.3.13 The Class A Shares and Warrants are listed for trading on NYSE. There is no suit, action, proceeding, or investigation pending or, to the knowledge of GOGN, threatened against GOGN by the NYSE or the Commission to prohibit or terminate the listing of the Class A Shares or Warrants on NYSE or to deregister the Class A Shares or Warrants under the Exchange Act, other than as contemplated by the Transactions.

3. Closing Conditions.

3.1.1 Subject to the satisfaction or waiver of the conditions set forth in Section 3.1.3, 3.1.4 and 3.1.5 (other than those conditions that by their nature are to be satisfied at the closing of the Business Combination pursuant to the Business Combination Agreement, but without affecting the requirement that such conditions be satisfied or waived at the closing of the Business Combination), the closing of the Subscription contemplated hereby (the “Closing”) shall occur on the date of, and at a time immediately following the consummation of the Business Combination (the “Closing Date”). Not less than three (3) Business Days prior to the date that the Issuer reasonably expects all conditions to the closing of the Transactions to be satisfied or, if permissible, waived (the “Expected Closing Date”), the Issuer shall provide written notice (or such notice shall be provided on behalf of the Issuer) to Subscriber (the “Closing Notice”) specifying (i) the Expected Closing Date and (ii) the closing bank account details (wire instructions) for delivery of the Purchase Price to the Issuer.

3.1.2 Subject to the satisfaction or waiver of the conditions set forth in Section 3.1.3, 3.1.4 and 3.1.5 (other than those conditions that by their nature are to be satisfied at the closing of the Business Combination pursuant to the Business Combination Agreement, but without affecting the requirement that such conditions be satisfied or waived at the closing of the Business Combination):

3.1.2.1 Subscriber shall deliver to the Issuer, no later than one (1) Business Day prior to the Expected Closing Date, (i) the Purchase Price for the Shares by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice, such funds to be held by the Issuer in escrow until the Closing and (ii) such information as is reasonably requested in the Closing Notice in order for the Issuer to issue the Shares to Subscriber, including the legal name of the person in whose name the Shares are to be issued and a duly completed and executed Internal Revenue Service Form W-9 or an appropriate duly completed and executed Internal Revenue Service Form W-8, as applicable. If the Business Combination is not consummated on or prior to the fifth (5th) Business Day after the Expected Closing Date, promptly but no later than four (4) Business Days thereafter, the Issuer shall promptly return the Purchase Price (which shall not include, for the avoidance of doubt, the accrual of any interest) to Subscriber by wire transfer of United States dollars in immediately available funds to an account specified by Subscriber, and any book entries shall be deemed cancelled. Notwithstanding such return, unless and until this Subscription Agreement is terminated in accordance with Section 5, Subscriber shall remain obligated to (A) redeliver funds representing the Purchase Price to the Issuer following the Issuer’s delivery to Subscriber of a new Closing Notice and (B) to consummate the Closing immediately following the consummation of the Business Combination; and

3.1.2.2 the Issuer shall deliver to Subscriber (i) the Shares in book entry form, free and clear of any liens or other restrictions whatsoever (other than those arising under applicable securities laws or as set forth in a separate written agreement between the Issuer and Subscriber, as applicable), in the name of Subscriber (or its nominee in accordance with its delivery instructions) and (ii) as promptly as practicable after the Closing, a copy of the records of the Issuer’s transfer agent showing Subscriber (or such nominee or custodian) as the owner of the Shares on and as of the Closing. Each book entry for the Shares shall contain a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THE HOLDER WILL NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

For purposes of this Subscription Agreement, “Business Day” means any day on which the principal offices of the Commission (as defined herein) in Washington, D.C. are open to accept filings, or, in the case of determining a date when any payment is due, any day on which banks are not required to or authorized to close in New York, NY or the Isle of Man; provided, that banks shall not be deemed to be authorized or obligated to be closed due to a “shelter in place,” “non-essential employee” or similar closure of physical branch locations at the direction of any governmental authority if such banks’ electronic funds transfer systems (including for wire transfers) are open for use by customers on such day. Upon delivery in book-entry form of the Shares to Subscriber (or its nominee, if applicable), the Purchase Price may be released from escrow.

3.1.3 In addition to the conditions set forth in Section 3.1.5, the obligations of the Issuer to consummate the transactions contemplated hereunder are subject to the satisfaction (or waiver by the Issuer in writing) of the conditions that, at the Closing:

(i)	all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect or similar qualification, which representations and warranties shall be true and correct in all respects) at and as of the Closing, other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect or similar qualification, which representations and warranties shall be true and correct in all respects) as of such date, in each case without giving effect to the consummation of the Transactions;

(ii)	Subscriber shall have performed or complied in all material respects with all agreements and covenants of this Subscription Agreement required to be performed or complied with by it at or prior to the Closing;

(iii)	all representations and warranties of GOGN contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or GOGN Material Adverse Effect or similar qualification, which representations and warranties shall be true and correct in all respects) at and as of the Closing, other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or GOGN Material Adverse Effect or similar qualification, which representations and warranties shall be true and correct in all respects) as of such date, in each case without giving effect to the consummation of the Transactions;

(iv)	GOGN shall have performed or complied in all material respects with all agreements and covenants of this Subscription Agreement required to be performed or complied with by it at or prior to the Closing; and

(v)	prior to or at the Closing, Subscriber shall execute and deliver such additional documents and take such additional actions as the Issuer reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

3.1.4 In addition to the conditions set forth in Section 3.1.5, the obligations of Subscriber to consummate the transactions contemplated hereunder are subject to the satisfaction (or waiver by Subscriber in writing) of the conditions that, at the Closing:

(i)	all representations and warranties of the Issuer and GOGN contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, Issuer Material Adverse Effect, GOGN Material Adverse Effect or similar qualification, which representations and warranties shall be true and correct in all respects) at and as of the Closing, other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, Issuer Material Adverse Effect, GOGN Material Adverse Effect or similar qualification, which representations and warranties shall be true and correct in all respects) as of such date;

(ii)	each of the Issuer and GOGN shall have performed or complied in all material respects with all agreements and covenants of this Subscription Agreement required to be performed or complied with by each of them at or prior to the Closing;

(iii)	(A) the terms of the Business Combination Agreement (as the same exists on the date of this Subscription Agreement) shall not have been amended or modified, and no waiver shall have occurred thereunder, that would reasonably be expected to materially and adversely affect the economic benefits that Subscriber would reasonably expect to receive on the Closing Date under this Subscription Agreement unless Subscriber has consented thereto in writing, and (B) there shall have been no amendment, waiver or modification to any Other Subscription Agreement that materially benefits such Other Subscriber thereunder unless the Subscriber has been offered substantially the same benefits;

(iv)	the condition set forth in Section 10.2(f) of the Business Combination Agreement (as set forth in the Business Combination Agreement on the date hereof) shall have been met and not waived by the parties to the Business Combination Agreement; and

(v)	no suspension of the qualification of the Issuer Shares or offering or sale in any jurisdiction shall have occurred.

3.1.5 In addition to the conditions set forth in Section 3.1.3 and 3.1.4, respectively, the obligations of each of the Issuer and Subscriber to consummate the transactions contemplated hereunder are subject to the satisfaction of the conditions that, at the Closing, (i) no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, decree, executive order or award after the date hereof which is then in effect and has the effect of making the Subscription illegal or otherwise prohibiting consummation of the Subscription or the Transactions; (ii) the Business Combination shall have been consummated; (iii) the Issuer Shares shall have been approved for listing on the NYSE (or, if the Issuer does not qualify for such market, Nasdaq) as of the Closing Date, subject only to official notice of issuance thereof; and (iv) no suspension of the offering or sale of the Shares shall be in effect, in any jurisdiction, including by the Commission.

4. Registration Statement.

4.1 The Issuer agrees to use its commercially reasonable efforts to file with the Commission (at the Issuer’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale of the Shares within thirty (30) calendar days after the consummation of the Transactions (the “Filing Date”), and the Issuer shall use its commercially reasonable efforts to have the Registration Statement declared effective as promptly as practicable after the filing thereof but no later than the earlier of (i) the sixtieth (60th) calendar day following the Closing (or ninetieth (90th) day if the Commission notifies the Issuer that it will review the Registration Statement) and (ii) the fifth (5th) Business Day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such date, the “Effectiveness Date”); provided, however, that the Issuer’s obligations to include the Shares in the Registration Statement are contingent upon Subscriber furnishing a completed and executed selling shareholders questionnaire in customary form to the Issuer that contains the information required by Commission rules for a Registration Statement regarding Subscriber, the securities of the Issuer held by Subscriber, and the intended method of disposition of the Shares to effect the registration of the Shares, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling shareholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder; provided further, that in connection with the foregoing, Subscriber shall not be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Shares. The Issuer will provide a draft of the Registration Statement to Subscriber for review at least three (3) Business Days in advance of the filing of the Registration Statement, provided that in no event shall the Issuer be required to delay or postpone the filing of such Registration Statement as a result of or in connection with Subscriber’s review. In the case of the registration effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform Subscriber as to the status of such registration. Notwithstanding anything to the contrary in this Subscription Agreement, in no event shall Subscriber be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided that if the Commission requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have an opportunity to withdraw from the Registration Statement. Any failure by the Issuer to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Issuer of its obligations to file or effect the Registration Statement as set forth above. For purposes of this Section 4, “Shares” includes any Issuer Shares or other equity securities of the Issuer issued or issuable with respect to the Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event.

4.2 At its expense, the Issuer shall:

4.2.1 except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption, or compliance under applicable securities laws which the Issuer determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (i) Subscriber ceases to hold any Shares; (ii) the date all Shares held by Subscriber may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions that may be applicable to affiliates under Rule 144 and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) and (iii) two (2) years from the Effectiveness Date;

4.2.2 advise Subscriber within five (5) Business Days (or such earlier date as specified):

(a) within two (2) Business Days of when a Registration Statement or any post-effective amendment thereto has become effective;

(b) within two (2) Business Days after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(c) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(d) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer or any of its subsidiaries other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (a) through (d) above may constitute material, nonpublic information regarding the Issuer. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Issuer or any subsidiaries, the Issuer shall simultaneously furnish such notice with the Commission pursuant to a Current Report on Form 6-K.

4.2.3 use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

4.2.4 upon the occurrence of any event contemplated above, except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Issuer shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document, so that, as thereafter delivered to purchasers of the Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

4.2.5 use its commercially reasonable efforts to cause all Shares to be listed on each securities exchange or market, if any, on which the Issuer Shares are then listed; and

4.2.6 use its commercially reasonable efforts to take all other steps reasonably necessary to effect the registration of the Shares contemplated herein.

4.3 Notwithstanding the foregoing, if the Commission prevents the Issuer from including any or all of the Shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Shares by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of Issuer Shares which is equal to the maximum number of Issuer Shares as is permitted by the Commission. In such event, the number of Issuer Shares to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders, and the Issuer shall use its commercially reasonable efforts to file with the Commission, as promptly as practicable and as allowed by the Commission, one or more registration statements to register the resale of those Shares that were not registered on the initial Registration Statement, as so amended. Upon notification by the Commission that the Registration Statement has been declared effective by the Commission, within two (2) Business Days thereafter, the Issuer shall file the final prospectus under Rule 424 of the Securities Act.

4.4 Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay or postpone the filing or effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event that the Issuer’s board of directors reasonably believes, upon advice of reputable external counsel, would require additional disclosure by the Issuer in the Registration Statement of material information that (x) the Issuer has a bona fide business purpose for keeping confidential or (y) cannot be immediately provided, and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of Issuer’s board of directors, upon advice of reputable external counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the Registration Statement on more than three (3) occasions or for more than ninety (90) consecutive calendar days, or more than one-hundred-twenty (120) total calendar days, in each case during any twelve (12)-month period. Upon receipt by Subscriber of any written notice from the Issuer of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (a) it will immediately discontinue offers and sales of the Shares under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales, and (b) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer. If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Shares in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Shares shall not apply (1) to the extent Subscriber is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory, or professional requirements, or (B) in accordance with a bona fide pre-existing document retention policy, or (2) to copies stored electronically on archival servers as a result of automatic data back-up.

4.5 The Issuer shall, notwithstanding any termination of this Subscription Agreement, indemnify and hold harmless Subscriber (to the extent a seller under, or named as a selling shareholder in, the Registration Statement), its officers, directors, partners, members, managers, employees, advisers and agents, and each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against all reasonable and documented out-of-pocket losses, claims, damages, liabilities, costs (including reasonable and documented external attorneys’ fees in connection with defending any of the foregoing) and expenses (collectively, “Losses”), as incurred, caused by any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to the Issuer by Subscriber expressly for use therein; provided, however, that the indemnification contained in this Section 4.5 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Issuer, nor shall the Issuer be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Issuer in a timely manner or (B) in connection with any offers or sales effected by or on behalf of Subscriber in violation of this Subscription Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and shall survive the transfer of the Shares by Subscriber.

4.6 Subscriber shall, severally and not jointly with any Other Subscriber, indemnify and hold harmless the Issuer, its directors, officers, agents and employees, and each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, in each case, to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding Subscriber furnished in writing to the Issuer by Subscriber expressly for use therein; provided, however, that the indemnification contained in this Section 4.6 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Subscriber, nor shall the Issuer be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Issuer in a timely manner or (B) in connection with any offers or sales effected by or on behalf of Subscriber in violation of this Subscription Agreement. Notwithstanding anything to the contrary herein, in no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Shares giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and shall survive the transfer of the Shares by Subscriber.

4.7 For the purposes of this Subscription Agreement, “Indemnifying Party” shall mean the party with an obligation to indemnify another party pursuant to Section 4.5 or Section 4.6 (as applicable) and “Indemnified Party” shall mean the party seeking indemnification pursuant to Section 4.5 or Section 4.6 (as applicable). The Indemnified Party shall promptly notify the Indemnifying Party in writing of the institution, threat or assertion of any proceeding against the Indemnified Party that the Indemnified Party believes relates to Losses the subject of indemnification pursuant to Section 4.5 or Section 4.6 (as applicable) and of which such Indemnified Party is aware (a “Third Party Proceeding”). In the case of any delay or failure by an Indemnified Party to provide the notice required by the preceding sentence, the obligation of the Indemnifying Party to indemnify the Indemnified Party shall be reduced to the extent that such Indemnifying Party is prejudiced by such delay or failure. The Indemnifying Party will be entitled to participate in any Third Party Proceeding and to assume the defense thereof with counsel it elects, in its sole discretion, and in the event the Indemnifying Party assumes such defense, the Indemnifying Party will not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement that is not both fully resolved or settled (i) in all respects by the payment of money damages alone and no other form of relief (and such money damages are so paid in full by the Indemnifying party pursuant to the terms of such order or settlement) and (ii) with an unconditional release by the claimant or plaintiff of the Indemnified party and its affiliates from all liability in respect to such claim or litigation.

4.8 If the indemnification provided under Section 4.5 or Section 4.6 from the Indemnifying Party is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party’s and Indemnified Party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be subject to the limitations set forth in Section 4.5 or Section 4.6 and deemed to include any external legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.8 from any person who was not guilty of such fraudulent misrepresentation. Subscriber’s obligation to make a contribution pursuant to this Section 4.8 shall be individual, not joint and several, and in no event shall the liability of Subscriber hereunder be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Shares giving rise to such obligation.

4.9 Subject to receipt from Subscriber by the Issuer and Transfer Agent (as defined below) of customary representations and other documentation reasonably acceptable to the Issuer and the Transfer Agent (which shall not include a legal opinion) in connection therewith, and, if required by the Transfer Agent, an opinion of Issuer’s counsel, in a form reasonably acceptable to the Transfer Agent, Subscriber may request that the Issuer remove any legend from the certificates or book entry position evidencing the Shares within five (5) Business Days of such request and receipt of such representations and other documentation, following the earliest of such time as such Shares are subject to an effective registration statement or have been or are about to be sold pursuant to an effective registration statement. If restrictive legends are no longer required for the Shares pursuant to the foregoing, the Issuer shall, in accordance with the provisions of this section and reasonably promptly following any request therefor from Subscriber accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such Shares. The Issuer shall be responsible for the fees of the Transfer Agent and counsel to the Issuer associated with such request.

5. Termination. Except for the provisions of this Section 5 and Section 6, which shall survive any termination hereunder, this Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms, (ii) upon the mutual written agreement of the parties hereto to terminate this Subscription Agreement and (iii) if any of the conditions to Closing set forth in Section 3 are not satisfied or waived as of the Share Acquisition Closing Date (as defined in the Business Combination Agreement) and, as a result thereof, the transactions contemplated by this Subscription Agreement will not be and are not consummated as of the Share Acquisition Closing Date, and (iv) at the election in writing of Subscriber, on or after the date nine (9) months from the date hereof, if the Closing shall not have occurred by such date; provided, that nothing herein will relieve any party from liability for any Willful Breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover out-of-pocket losses, liabilities or damages arising from such breach. For purposes hereof, “Willful Breach” means a breach that is a consequence of an act undertaken or a failure to act by the breaching party hereto with the knowledge that the taking of such act or such failure to act would, or would reasonably be expected to, constitute or result in a breach of this Subscription Agreement. The Issuer shall notify Subscriber of the termination of the Business Combination Agreement promptly after the termination of such agreement and, upon the termination of this Subscription Agreement in accordance with this Section 5, any monies paid by Subscriber to Issuer in connection herewith shall be promptly (and in any event within three (3) Business Days after such termination) returned to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber, without any interest or deduction for or on account of any tax withholding, charges or set-off, whether or not the Transactions shall have been consummated.

6. Miscellaneous.

6.1.1 Subscriber acknowledges that the Issuer and GOGN will rely on the acknowledgments, understandings, agreements, representations, and warranties made by Subscriber contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the Issuer and GOGN if any of the acknowledgments, understandings, agreements, representations, and warranties set forth herein are no longer accurate (subject to any qualification as to materiality or similar qualification applicable thereto). The Issuer acknowledges that Subscriber and GOGN will rely on the acknowledgments, understandings, agreements, representations and warranties made by the Issuer contained in this Subscription Agreement. Prior to the Closing, the Issuer agrees to promptly notify Subscriber and GOGN if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of the Issuer set forth herein are no longer accurate (subject to any qualification as to materiality or similar qualification applicable thereto). GOGN acknowledges that Subscriber and the Issuer will rely on the acknowledgments, understandings, agreements, representations and warranties made by GOGN contained in this Subscription Agreement. Prior to the Closing, GOGN agrees to promptly notify Subscriber and the Issuer if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of GOGN set forth herein are no longer accurate (subject to any qualification as to materiality or similar qualification applicable thereto).

6.1.2 Each of the Issuer, the Company, Subscriber and GOGN is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

6.1.3 The Issuer and GOGN may request from Subscriber such additional information as the Issuer and GOGN may deem reasonably necessary to evaluate the eligibility of Subscriber to acquire the Shares, and Subscriber shall promptly provide such information as may be reasonably requested, including the legal name of the person in whose name the Shares are to be issued and a duly completed and executed Internal Revenue Service Form W-9 or an appropriate duly completed and executed Internal Revenue Service Form W-8; provided, that (subject to Section 7.2 below) the Issuer and GOGN agree to keep confidential any such information provided by Subscriber, except as required by the applicable securities laws or pursuant to proceedings of regulatory authorities, and that Subscriber shall not be obliged to provide any information on its financial situation or its investments.

6.1.4 Except as otherwise provided herein, each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

6.1.5 The Issuer and GOGN acknowledge and agree that, notwithstanding anything herein to the contrary, the Shares may be pledged by the Subscriber in connection with a bona fide margin agreement; provided, however, that any transfer of Shares in connection with an exercise on such pledge shall be deemed a transfer, sale or assignment, as the case may be, of the Shares hereunder.

6.1.6 Each of the Issuer and Subscriber acknowledges and agrees that (a) this Subscription Agreement is being entered into in order to induce the Company to execute and deliver the Business Combination Agreement and without the ability to rely on the representations, warranties, covenants and agreements of the Issuer and Subscriber hereunder after Closing, the Company would not enter into the Business Combination Agreement and (b) each representation, warranty, covenant and agreement of the Issuer and Subscriber hereunder is being made also for the benefit of the Company after Closing.

6.2 Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed, sent by overnight mail via an internationally recognized overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) five (5) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(a)	if to Subscriber, to such address or addresses set forth on Subscriber’s signature page hereto;

(b)	if to the Issuer, to:

“[***]”

with required copies (which copies shall not constitute notice) to:

“[***]”

(c)	if to GOGN, to:

“[***]”

with required copies (which copies shall not constitute notice) to:

“[***]”

(d)	if to the Company, to:

“[***]”

with required copies (which copies shall not constitute notice) to:

“[***]”

6.3 Entire Agreement. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations, and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter entered into relating to the subject matter hereof.

6.4 Modifications; Amendments; Waivers. This Subscription Agreement may not be amended, modified, supplemented, or waived (i) except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, supplement, or waiver is sought and (ii) without the prior written consent of the Issuer and the Company. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereto or the exercise of any other right or power.

6.5 Assignment. Neither this Subscription Agreement nor any rights, interests, or obligations that may accrue to Subscriber hereunder (including Subscriber’s rights to purchase the Shares) may be transferred or assigned without the prior written consent of each of the Company and the other parties hereto (other than the Shares acquired hereunder and then only in accordance with this Subscription Agreement). Notwithstanding the foregoing, this Subscription Agreement and any of Subscriber’s rights and obligations hereunder may be assigned to one or more controlled affiliates of Subscriber or to any fund or account managed by the same investment manager as Subscriber, without the prior consent of the Issuer, the Company or GOGN; provided that such assignee(s) agrees in writing pursuant to an agreement reasonably acceptable to the Issuer to be bound by the terms and conditions of this Subscription Agreement, makes the representations and warranties in Section 2.1 and completes Schedule I hereto. Upon such assignment by Subscriber, the assignee(s) shall become Subscriber hereunder and have the rights and obligations provided for herein to the extent of such assignment. In the event of such a transfer or assignment, Subscriber shall promptly update and deliver to the Issuer Schedule II to provide the information required therein.

6.6 Benefit.

6.6.1 Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants, and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives, and permitted assigns.

6.7 Governing Law. This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort, or any other theory) or the negotiation, execution, performance, or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, including its statute of limitations, without giving effect to principles or rules of conflicts of law thereof to the extent they would require or permit the application of laws or statute of limitations of another jurisdiction.

6.8 Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware; provided, that if subject matter jurisdiction over the matter that is the subject of the legal proceeding is vested exclusively in the U.S. federal courts, such legal proceeding shall be heard in the U.S. District Court for the District of Delaware (together with the Court of Chancery of the State of Delaware, the “Chosen Courts”), in connection with any matter based upon or arising out of this Subscription Agreement. Each party hereby waives, and shall not assert as a defense in any legal dispute, that (i) such person is not personally subject to the jurisdiction of the Chosen Courts for any reason, (ii) such legal proceeding may not be brought or is not maintainable in the Chosen Courts, (iii) such person’s property is exempt or immune from execution, (iv) such legal proceeding is brought in an inconvenient forum, or (v) the venue of such legal proceeding is improper. Each party hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 6.2, and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Notwithstanding the foregoing in this Section 6.8, a party may commence any action, claim, cause of action, or suit in a court other than the Chosen Courts solely for the purpose of enforcing an order or judgment issued by the Chosen Courts. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS SUBSCRIPTION AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT. FURTHERMORE, NO PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

6.9 Severability. If any provision of this Subscription Agreement shall be invalid, illegal, or unenforceable, the validity, legality, or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

6.10 No Waiver of Rights, Powers, and Remedies. No failure or delay by a party hereto in exercising any right, power, or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power, or remedy of such party. No single or partial exercise of any right, power, or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power, or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.11 Remedies.

6.11.1 The parties agree that irreparable damage would occur if any provision of this Subscription Agreement is not performed or the Closing is not consummated in accordance with its specific terms or is otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 6.8, this being in addition to any other remedy to which any party is entitled at law or in equity, including money damages. The right to specific enforcement shall include the right of the Issuer or GOGN to cause Subscriber and the right of GOGN or Subscriber to cause the Issuer to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement (including, for the avoidance of doubt, the right to directly enforce each of the covenants and agreements of Subscriber under this Subscription Agreement). The parties hereto further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 6.11 is unenforceable, invalid, contrary to applicable law, or inequitable for any reason, and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

6.11.2 The parties acknowledge and agree that this Section 6.11 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

6.12 Headings and Captions. The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.13 Survival. All of the representations, warranties, covenants and agreements made by the parties hereto in this Subscription Agreement shall survive the Closing. For the avoidance of doubt, if for any reason the Closing does not occur at the time immediately following the consummation of the Transactions, all representations, warranties, covenants, and agreements of the parties hereunder shall survive the consummation of the Transactions and remain in full force and effect.

6.14 Counterparts. This Subscription Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, email, or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

6.15 Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

6.16 Mutual Drafting. This Subscription Agreement is the joint product of the parties hereto and each provision hereof has been subject to the mutual consultation, negotiation, and agreement of the parties and shall not be construed for or against any party hereto.

7. Cleansing Statement; Disclosure.

7.1 GOGN shall, by 9:00 a.m., New York time, on the first (1st) Business Day immediately following the date of this Subscription Agreement (but no later than 9:00 a.m., New York time, December 26, 2022), issue one (1) or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing or otherwise making publicly available all material terms of the transactions contemplated hereby and by the Other Subscription Agreements and the Transactions and any other material, nonpublic information that the Issuer or GOGN or their respective representatives have provided to Subscriber at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, to the Issuer and GOGN’s knowledge, Subscriber shall not be in possession of any material, non-public information received from the Issuer, GOGN or any of their respective officers, directors, employees or agents relating to the transactions contemplated by this Subscription Agreement, and Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with Issuer or any of its affiliates or agents, relating to the transactions contemplated by this Subscription Agreement.

7.2 Subscriber hereby consents to the publication and disclosure in (i) any press release issued by GOGN, the Issuer or the Company or the Form 8-K filed by GOGN with the Commission in connection with the execution and delivery of the Business Combination Agreement, the proxy statement/Registration Statement on Form F-4, or any other filing with the Commission pursuant to applicable securities laws, in each case, as and to the extent required by the federal securities laws or the Commission or any other securities authorities, and (ii) any other documents or communications provided by GOGN, the Issuer or the Company to any governmental authority or to securityholders of the Issuer, in each case, as and to the extent required by applicable law or the Commission or any other governmental authority or NYSE, of Subscriber’s name and identity and the nature of Subscriber’s commitments, arrangements, and understandings under and relating to this Subscription Agreement and, if deemed required by GOGN, the Issuer and/or the Company, a copy of this Subscription Agreement. Other than as set forth in the immediately preceding sentence or as otherwise may be required by the Commission or NYSE, without such Subscriber’s prior written consent, the Issuer will not use or disclose the name of such Subscriber or its affiliates or advisors or any information relating to Subscriber or this Subscription Agreement, other than to the Issuer’s lawyers, independent accountants and to other advisors and service providers who reasonably require such information in connection with the provision of services to such person, are advised of the confidential nature of such information and are obligated to keep such information confidential; or (ii) use the name of such Subscriber or any of its affiliates or advisors in any press release issued in connection with the Transactions, other than to the extent such disclosure is substantially equivalent to the information that has previously been made public in accordance with this Section 7.2. Subscriber will promptly provide any information reasonably requested by GOGN, the Issuer and/or the Company that is required for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the Commission); provided that such information shall be kept confidential, except as required by the applicable securities laws or pursuant to proceedings of regulatory authorities, and that Subscriber shall not be obliged to provide any information on its financial situation or its investments.

8. Trust Account Waiver. Subscriber acknowledges that GOGN has established a trust account containing the proceeds of its initial public offering and from certain private placements (collectively, with interest accrued from time to time thereon, the “Trust Account”). Subscriber agrees that (i) it has no right, title, interest, or claim of any kind in or to any monies held in the Trust Account, and (ii) it shall have no right of set-off or any right, title, interest, or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, in each case in connection with this Subscription Agreement, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have in connection with this Subscription Agreement; provided, however, that nothing in this Section 8 shall be deemed to limit Subscriber’s right, title, interest, or claim to the Trust Account by virtue of such Subscriber’s record or beneficial ownership of securities of GOGN, including any redemption right with respect to any such securities of GOGN. In the event Subscriber has any Claim against GOGN under this Subscription Agreement, Subscriber shall pursue such Claim solely against GOGN and its assets outside the Trust Account and not against the property or any monies in the Trust Account. Subscriber agrees and acknowledges that such waiver is material to this Subscription Agreement and has been specifically relied upon by GOGN to induce GOGN to enter into this Subscription Agreement and Subscriber further intends and understands such waiver to be valid, binding, and enforceable under applicable law. In the event Subscriber, in connection with this Subscription Agreement, commences any action or proceeding which seeks, in whole or in part, relief against the funds held in the Trust Account, whether in the form of monetary damages or injunctive relief, Subscriber shall be obligated to pay to GOGN all of its legal fees and costs in connection with any such action in the event that GOGN prevails in such action or proceeding.

9. Rule 144.

9.1 From and after such time as the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may allow Subscriber to sell the Shares without registration under the Securities Act are available to Subscriber and for so long as Subscriber holds the Shares, for so long as the condition in Rule 144(c)(1) (or Rule 144(i)(2), if applicable) is required to be satisfied, the Issuer agrees to take commercially reasonable efforts to:

9.1.1 make and keep public information available, as those terms are understood and defined in Rule 144;

9.1.2 file with the Commission in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act so long as the Issuer remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144 to enable Subscriber to sell the Shares under Rule 144; and

9.1.3 furnish to Subscriber, promptly upon Subscriber’s reasonable request, (i) a written statement by the Issuer, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Issuer and such other reports and documents so filed by the Issuer, and (iii) such other information as may be reasonably requested to permit Subscriber to sell such securities pursuant to Rule 144 without registration.

9.2 In connection with any sale or other disposition of the Shares by Subscriber pursuant to Rule 144 or other exemption from the registration requirements of the Securities Act and upon compliance by Subscriber with the requirements of this Section 9.2, if requested by Subscriber and if in the opinion of counsel to the Issuer, it is then permissible to do so, the Issuer shall cause the transfer agent for the Shares (the “Transfer Agent”) to remove the legend set out in Section 3.1.2.2 related to the book entry account holding such Shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends within five (5) Business Days of any such request therefor from Subscriber; provided that the Issuer and the Transfer Agent have timely received from Subscriber customary representations and other documentation reasonably acceptable to the Issuer and the Transfer Agent in connection therewith. Such aforementioned request may be made by Subscriber, following the earlier of such time as such Shares (i) are subject to or have been or are about to be sold pursuant to an effective registration statement or (ii) have been or are about to be sold pursuant to Rule 144 or other exemption from registration. Notwithstanding the foregoing, the Issuer will not be required to deliver any such opinion, authorization, certificate, or direction if it reasonably believes, upon advice of reputable external legal counsel, that removal of the legend could result in or facilitate transfers of securities in violation of applicable law.

10. Separate Obligations. The obligations of the Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber under the Other Subscription Agreements, and no Subscriber shall be responsible in any way for the performance of the obligations of any Other Subscriber under the Other Subscription Agreements. The decision of Subscriber to purchase the Shares pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber, shall be deemed to constitute Subscriber or any Other Subscribers under the Other Subscription Agreements as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber or any Other Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber to be joined as an additional party in any proceeding for such purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Issuer, GOGN and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth above.

ISSUER:

LIFEZONE METALS LIMITED

By:
Name:
Title:

GOGN:

GOGREEN INVESTMENTS CORPORATION

By:
Name:
Title:

[Signature Page to Subscription Agreement]

Accepted and agreed this             day of              , 2022.

SUBSCRIBER:

Signature of Subscriber:	Signature of Joint Subscriber, if applicable:

By:	By:
Name:	Name:
Title:	Title:

Date: , 2022

Name of Subscriber:	Name of Joint Subscriber, if applicable:

(Please print. Please indicate name and capacity of person signing above.)	(Please print. Please indicate name and capacity of person signing above.)

Name in which securities are to be registered (if different from the name of Subscriber listed directly above.)

Email Address: If there are joint investors, please check one: ☐ Joint Tenants with Rights of Survivorship ☐ Tenants-in-Common ☐ Community Property
Subscriber’s EIN: Business Address-Street: City, State, Zip Attn: Telephone No.: Facsimile No.:	Joint Subscriber’s EIN: Mailing Address-Street (if different): City, State, Zip Attn: Telephone No.: Facsimile No.:

Aggregate Number of Shares subscribed for:
Aggregate Purchase Price: $

You must pay the Purchase Price by wire transfer of U.S. $ in immediately available funds, to be held in escrow until the Closing, to the account specified by the Issuer in the Closing Notice.

[Signature Page to Subscription Agreement]

Schedule I

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Schedule must be completed by Subscriber and forms a part of the Subscription Agreement to which it is attached. Capitalized terms used and not otherwise defined in this Schedule have the meanings given to them in the Subscription Agreement. Subscriber must check the applicable box in Part A and the applicable box in Part B below.

A.	ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

1.	☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

2.	☐ We are not a natural person.

*** AND ***

B.	AFFILIATE STATUS (Please check the applicable box)

SUBSCRIBER:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

Rule 501(a) of Regulation D under the Securities Act, in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

☐	Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐	Any broker or dealer registered pursuant to section 15 of the Exchange Act;

☐	Any investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state;

☐	Any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940;

☐	Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐	Any investment company registered under the Investment Company Act or a business development company as defined in section 2(a)(48) of the Investment Company Act;

☐	Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act;

☐	Any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

☐	Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	Any employee benefit plan within the meaning of ERISA, if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act;

☐	Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, partnership, or limited liability company, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the securities offered, and with total assets in excess of $5,000,000;

☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐	Any natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence shall not be included as an asset; (b) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

☐	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D;

☐	Any entity in which all of the equity owners are “accredited investors.”

☐	Any entity, of a type not listed in paragraphs (a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) of Rule 501(a) of Regulation D under the Securities Act, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

☐	Any “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

☐	Any “family client,” as defined under the Investment Advisers Act, of a family office meeting the requirements in the previous paragraph and whose prospective investment in the issuer is directed by such family office pursuant to the previous paragraph.

Schedule II

SCHEDULE OF TRANSFERS

Subscriber’s Subscription was in the amount of _________________ Issuer Shares. The following transfers of the Subscription have been made:

Date of Transfer	Transferee	Number of Shares Transferred	Subscriber Revised Subscription Amount for Shares

Signature of Subscriber:

[SUBSCRIBER]

By:
Name:
Title: